Exhibit 99.1

Investors and Media:

Chris Oltmann

(818) 532-3708

Velocity Financial, Inc. Announces
Second Quarter 2020 Results

Second Quarter Highlights:

▪	Net Income of $2.1 million and “Core” EPS of $0.17(1)
▪

The preferred stock deemed dividend reduced common stockholders’ equity and correspondingly increased preferred stock under mezzanine equity, resulting in a non-cash loss per common share of $(2.33) during the quarter

▪	Eliminated all mark-to-market risk for assets previously financed with legacy warehouse lines
‒	Completed VCC 2020-2 securitization totaling $128 million in June
‒	Completed the VCC 2020-MC1 securitization totaling $276 million in July
▪	Book value per common share as of June 30, 2020 was $10.26 compared to $12.47 as of March 31, 2020
▪	Preparations to restart loan production operations largely complete, targeting early September resumption of new lending activities
▪	Continued strong recovery rate of 102 percent of unpaid principal balance (UPB) on resolved delinquent assets

Westlake Village, CA – August 12, 2020 – Velocity Financial, Inc. (NYSE:VEL) (“Velocity” or the “Company”) reported a loss per common share of $(2.33) resulting from a non-cash deemed dividend on preferred stock issued during the quarter. Net income for the second quarter of 2020 was $2.1 million, compared to net income of $2.6 million in the prior quarter. “Core” net income(1) for the second quarter of 2020 was $3.4 million, or $0.17 per share. “Core” earnings(1) excludes the increase to the macroeconomic model forecast of the CECL loan loss reserve of ($0.06) per share due to a more adverse outlook regarding the impacts of the COVID-19 pandemic and the ($2.44) per share impact of the preferred stock deemed dividend.  Book value of common stockholders’ equity was $206.0 million and Convertible Preferred stock was $90.0 million as of June 30, 2020.

“In light of the unprecedented environment we faced, I am pleased with our second quarter results and the tremendous accomplishments of the Velocity team to address

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Second Quarter 2020 Earnings

the pandemic’s impact on our company and preparations to restart our loan production operations in the third quarter,” said Chris Farrar, President and CEO. “Net income for the second quarter and year-to-date was positive and reflects the resiliency of Velocity’s business model under extreme conditions.  While challenges remain, we are now fully devoted to restarting our loan production activities, and I am excited about driving growth and future returns for our stockholders.”

Second Quarter Operating Results

KEY PERFORMANCE INDICATORS
($ in thousands)	2Q 2020	1Q 2020	$ Variance	% Variance
Pretax income	$2,625	$3,727	$(1,102)	(30)%
Net income	$2,141	$2,579	$(438)	(17)%
Preferred stock deemed dividend(1)	$(48,955)	-	-	-
Diluted (loss) earnings per share	$(2.33)	$0.13	$(2.46)	(1915)%
"Core" Earnings(2)	$3,408	$5,804	$(2,396)	(41)%
"Core" EPS(2)	$0.17	$0.29	$(0.12)	(41)%
Pretax return on equity	4.9%	6.6%	(2)%	(25)%
Return on equity	4.0%	4.6%	(1)%	(12)%
Net interest margin - portfolio	3.5%	4.2%	(1)%	(15)%
Avergage common equity	$212,407	$225,125	$74,737	(6)%

(1)	Charged against common equity
(2)	Core earnings and and Core earnings per share are a non-GAAP measure.

Please see the reconciliation to GAAP net income at the end of this release.

Discussion of results:

▪	2Q20 “Core” EPS(1) was $0.17 per share and reflects a $2.50 per share adjustments for the following:
‒	$0.06 per share impact driven by the increase in the macroeconomic forecast of the CECL loan loss reserve resulting from a more-adverse outlook related to the impacts of the COVID-19 pandemic
‒	$2.44 per share impact related the non-cash deemed dividend on preferred stock
▪

The preferred stock deemed dividend reduced common stockholders’ equity and correspondingly increased preferred stock under mezzanine equity.  This transaction reflects the redemption value of the preferred stock as of June 30, 2020.

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Second Quarter 2020 Earnings

TOTAL LOAN PORTFOLIO
($ in millions)	2Q 2020	1Q 2020	$ Variance	% Variance
Held for Investment
Investor 1-4 Rental	$841	$872	$(30)	(3)%
Mixed Use	260	265	(5)	(2)%
Multi-Family	193	201	(8)	(4)%
Retail	178	181	(4)	(2)%
All Other	373	384	(11)	(3)%
Total	$1,845	$1,903	$(58)	(3)%
Held for Sale
Investor 1-4 Rental	$214	$224	$(10)	(4)%
Total Managed Loan Portfolio	$2,059	$2,127	$(68)	(3)%
Key loan portfolio metrics:
Total loan count	6,294	6,504
Weighted average loan to value	66%	66%
Weighted average total portfolio yield	7.59%	8.57%
Weighted average total debt cost	4.83%	5.88%

Discussion of results:

▪	The weighted average total portfolio yield was 7.59 percent in the second quarter, a decrease of 98 basis points from the first quarter of 2020, primarily driven by an increase nonaccrual loans
▪	The 105 basis point decrease in portfolio related debt cost was primarily attributable to the lower corporate debt expense resulting from the paydown of corporate debt upon completion of our IPO
▪

Velocity’s total loan portfolio (comprised of loans held for sale and loans held for investment) was $2.059 billion as of June 30, 2020, a 3 percent quarter-over-quarter decrease from the first quarter of 2020

▪	The weighted average loan-to-value ratio of the total portfolio was 66 percent as of June 30, 2020, essentially unchanged from the prior quarter

LOAN PRODUCTION VOLUMES
($ in millions)	2Q 2020	1Q 2020	$ Variance	% Variance
Investor 1-4 Rental	$-	$65	$(65)	(100)%
Traditional Perm.	-	86	(86)	(100)%
Short-term loans	-	96	(96)	(100)%
Total loan production	$-	$248	$(248)	(100)%

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Second Quarter 2020 Earnings

Discussion of results:

▪

In late March, Velocity temporarily suspended loan origination activities, which resulted in origination volume lower than originally forecast in the first quarter of 2020 and no loan production in the second quarter of 2020.

▪

The completion of the VCC 2020-2 and the VCC 2020-MC1 securitizations in June and July, respectively, marks the culmination of our strategy to find permanent financing solutions for our assets previously financed with warehouse facilities. With this objective achieved, the Company can now devote its full attention to restarting loan production operations in early September 2020.

NET REVENUES
($ in thousands)	2Q 2020	1Q 2020	$ Variance	% Variance
Interest income	$39,755	$44,637	$(4,882)	(11)%
Interest expense - portfolio related	(21,189)	(22,848)	$1,659	(7)%
Net Interest Income	$18,566	$21,789	$(3,223)	(15)%
Interest expense - corporate debt	(1,894)	(6,342)	$4,448	(70)%
CECL provision	(1,800)	(1,289)	$(511)	40%
Gain on loan sales	155	2,617	(2,462)	(94)%
Other Operating (loss) income	(1,494)	(998)	(496)	50%
Total Net Revenues	$13,533	$15,777	$(2,244)	(14)%

Discussion of results:

▪	Net Revenue was lower by $2.2 million driven primarily driven by a decrease in gains from loan sales caused by our decision to hold the short-term loans to maturity
▪

The CECL provision increase was driven primarily by an increase in the macroeconomic model forecast of the reserve, resulting from a more-adverse outlook related to the sustained impacts of the COVID-19 pandemic

OPERATING EXPENSES
($ in thousands)	2Q 2020	1Q 2020	$ Variance	% Variance
Compensation and employee benefits	$5,863	$5,041	$822	16%
Rent and occupancy	448	455	(7)	(2)%
Loan servicing	1,754	2,239	(485)	(22)%
Professional fees	588	1,184	(596)	(50)%
Real estate owned, net	408	1,134	(726)	(64)%
Other expenses	1,847	1,998	(151)	(8)%
Total expenses	$10,908	$12,051	$(1,143)	(9)%

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Second Quarter 2020 Earnings

Discussion of results:

▪	Operating expenses were $1.1 million lower as a result of lower REO valuation expenses and lower one-time professional fees related to our IPO, offset by slightly higher compensation expenses.

SECURITIZATIONS
Trusts	Securities Issued	Balance at 6/30/2020	W.A. Rate
2011-1 Trust	$61,042	$-	-
2014-1 Trust	161,076	26,659	7.29%
2015-1 Trust	285,457	44,394	7.12%
2016-1 Trust	319,809	67,333	7.42%
2016-2 Trust	166,853	52,341	6.34%
2017-1 Trust	211,910	88,950	4.79%
2017-2 Trust	245,601	146,611	3.34%
2018-1 Trust	176,816	118,605	4.01%
2018-2 Trust	307,988	219,591	4.49%
2019-1 Trust	235,580	200,484	4.04%
2019-2 Trust	207,020	183,578	3.41%
2019-3 Trust	154,419	137,789	3.27%
2020-1 Trust	248,700	240,334	2.85%
2020-2 Trust	96,352	95,963	4.50%
	$2,878,623	$1,622,632

Discussion of results:

▪

The Company issued its second securitization of 2020 (VCC 2020-2) in June, and our fourteenth securitization overall totaling $96 million of securities issued and a weighted average rate of 4.50 percent.

▪

In July, the Company issued its third securitization of the year (VCC 2020-MC1) total $179 million of securities issued at a weighted average rate of 4.50 percent.  The VCC 2020- MC1 securitization was collateralized primarily by short-term loans secured by 1-4 unit investor properties, in addition to 30-year loans secured by residential 1-4 unit investor and small commercial properties originated through Velocity’s operating platform.

RESOLUTION ACTIVITY - SECOND QUARTER 2020
($ in thousands)	UPB $	Gain / (Loss) $
Paid in full	$6,658	$336
Paid current	19,635	208
REO sold	1,406	38
	$27,699	$582

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Second Quarter 2020 Earnings

Discussion of results:

▪	Continued strong recovery rate, realizing 102 percent of nonperforming UPB resolved during the quarter
▪

Nonaccrual loans paid in full during the second quarter of 2020 totaled $6.7 million in UPB with a $0.34 million net gain on resolutions. Gains primarily reflect the collection of default interest, in addition to regular interest and prepayment penalties

▪

Loans paid current during the second quarter of 2020 totaled $19.6 million in UPB with a $0.21 million net gain. Gains primarily reflects collections of default interest, in addition to regular interest, and the loan remains in our portfolio

▪	REO sales totaled $1.4 million for net gains of $0.04 million

Conference Call Information

The Company will host a webcast to discuss the second quarter 2020 results on August 12, 2020, at 5:00 p.m. Eastern Time. Listeners can access the webcast via the link below:

https://services.choruscall.com/links/vel200812GlpLAgtc.html

The earnings discussion can also be accessed by dialing 1-866-807-9684 in the U.S. and Canada. International callers must dial 1-412-317-5415. Callers should ask to be joined into the Velocity Financial, Inc. earnings call. To listen to the webcast, please go to Velocity's website at least 15 minutes before the call to register and to download and install any needed software. An audio replay of the call will also be available on Velocity's website following the call.

A replay of the call will be available through midnight on August 19, 2020 and can be accessed by dialing 1-877-344-7529 in the U.S. and 1-855-669-9658 in Canada or
1-412-317-0088 internationally and entering access code #10146597.  The replay will also be available on the Investor Relations section of the Company's website a under "Events and Presentations.”

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Second Quarter 2020 Earnings

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages investor loans secured by 1-4-unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers it has built and refined over 15 years.

(1) “Core” EPS and “Core” Earnings are a non-GAAP financial measure the Company presents to help investors better understand unique items that impact earnings.  For a reconciliation of GAAP EPS to “Core” EPS, please refer to the sections of this press release titled “Non-GAAP Financial Measures” and “Adjusted Financial Metric Reconciliation to GAAP Net Income”

(2) The total loan portfolio at June 30, 2020 was comprised of $1.845 billion in UPB of held for investment loans and $0.214 billion of held for sale loans.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses Core Earnings and Core Earnings Per Share, which are non-GAAP financial measures. For more information on Core Earnings, please refer to the section of this press release below titled “Adjusted Financial Metric Reconciliation to GAAP Net Income” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to

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Second Quarter 2020 Earnings

reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to (1) the course and severity of the COVID-19 pandemic, and its direct and indirect impacts (2) general economic conditions and real estate market conditions, (3) regulatory and/or legislative changes, (4) our ability to retain and attract loan originators and other professionals, and (5) changes in federal government fiscal and monetary policies.

For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled ''Risk Factors" previously disclosed in our Form 10-K filed with the SEC on April 7, 2020 and Form 10-Q filed with the SEC on May 14, 2020. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

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Second Quarter 2020 Earnings

Velocity Financial, Inc.

Consolidated Statements of Financial Condition

(Unaudited)

	Quarter Ended
	6/30/2020	3/31/2020	12/31/2019	09/30/2019	6/30/2019
(In thousands)
Assets
Cash and cash equivalents	$9,803	$7,649	$21,465	$8,849	$14,105
Restricted cash	6,735	4,483	6,087	3,152	1,542
Loans held for sale, net	212,344	223,123	214,467	170,440	82,308
Loans held for investment, at fair value	2,956	2,987	2,960	2,936	2,974
Loans held for investment	1,836,065	1,895,684	1,837,646	1,751,178	1,660,387
Net deferred loan costs	25,754	26,801	25,714	24,757	23,346
Total loans, net	2,077,119	2,148,595	2,080,787	1,949,311	1,769,015
Accrued interest receivables	17,793	14,470	13,295	12,450	11,326
Receivables due from servicers	36,028	37,884	49,659	38,349	33,618
Other receivables	4,609	2,516	4,778	7,585	3,321
Real estate owned, net	15,648	16,164	13,068	15,806	14,221
Property and equipment, net	4,718	4,964	4,680	4,903	5,045
Deferred tax asset	5,556	10,111	8,280	4,127	3,228
Other assets	9,042	10,519	12,667	17,219	15,383
Total Assets	$2,187,051	$2,257,354	$2,214,766	$2,061,751	$1,870,804

Liabilities and members' equity
Accounts payable and accrued expenses	$55,938	$58,591	$56,146	$41,957	$30,832
Secured financing, net	74,571	74,364	145,599	145,285	127,061
Securitizations, net	1,599,719	1,576,431	1,438,629	1,377,733	1,261,456
Warehouse & repurchase facilities and other	160,796	297,537	421,548	349,115	279,960
Total Liabilities	1,891,024	2,006,924	2,061,922	1,914,090	1,699,309

Mezzanine Equity
Class C preferred units		-	-	-	27,399
Series A Convertible preferred stock	90,000	-	-	-	-
Stockholders' Equity
Stockholders' equity	206,027	250,430	152,844	147,661	144,096
Total Liabilities and members' equity	$2,187,051	$2,257,354	$2,214,766	$2,061,751	$1,870,804

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Second Quarter 2020 Earnings

Velocity Financial, Inc.

Consolidated Statements of Income

(Unaudited)

	Quarter Ended
$ in thousands)	6/30/2020	3/31/2020	12/31/2019	09/30/2019	06/30/2019

Revenues
Interest income	$39,755	$44,637	$44,124	$40,379	$36,884
Interest expense - portfolio related	21,189	22,848	22,689	21,827	20,324
Net interest income - portfolio related	18,566	21,789	21,435	18,552	16,560
Interest expense - corporate debt	1,894	6,342	4,070	3,842	3,353
Net interest income	16,672	15,447	17,365	14,710	13,207
Provision for loan losses	1,800	1,289	242	338	212
Net interest income after provision for loan losses	14,872	14,157	17,123	14,372	12,995
Other operating income
Total net revenues	13,533	15,777	17,956	14,160	13,303

Operating expenses
Compensation and employee benefits	5,863	5,041	3,992	3,712	3,801
Rent and occupancy	448	455	426	369	398
Loan servicing	1,754	2,239	1,939	1,957	1,637
Professional fees	588	1,184	469	398	534
Real estate owned, net	408	1,134	1,300	485	561
Other operating expenses	1,847	1,998	1,688	1,563	1,393
Total operating expenses	10,908	12,051	9,814	8,484	8,324
Income before income taxes	2,625	3,727	8,142	5,676	4,979
Income tax expense	484	1,148	2,960	1,796	1,444
Net income	$2,141	$2,579	$5,182	$3,880	$3,535
Less deemed dividends on preferreds stock	$48,955
Net loss allocated to common shareholders	$(46,814)

Diluted loss per common share	$(2.33)	$0.13
Diluted weighted avergage common shares outstanding	$20,087	$20,087	-	-	-

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Second Quarter 2020 Earnings

Velocity Financial, Inc.

Net Interest Margin ‒ Portfolio Related and Total Company

(Unaudited)

	Quarter Ended June 30, 2020			Quarter Ended March 31, 2020			Quarter Ended June 30, 2019
		Interest	Average		Interest	Average		Interest	Average
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
($ in thousands)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Loan portfolio:
Loans held for sale	$220,047			$202,474			$60,940
Loans held for investment	1,875,260			1,881,308			1,632,626
Total loans	$2,095,307	$39,755	7.59%	$2,083,783	$44,637	8.57%	$1,693,566	$36,884	8.71%

Debt:
Warehouse and repurchase facilities	$242,676	2,632		347,350	4,301		$179,193	2,692
Securitizations	1,589,191	18,557		1,542,318	18,547		1,325,571	17,632
Total debt - portfolio related	1,831,867	21,189	4.63%	1,889,668	22,848	4.84%	1,504,764	20,324	5.40%
Corporate debt	78,000	1,895		94,468	6,342		127,594	3,353
Total debt	$1,909,867	$23,084	4.83%	1,984,136	29,190	5.88%	$1,632,357	$23,677	5.80%

Net interest spread - portfolio related (1)			2.96%			3.73%			3.31%
Net interest margin - portfolio related			3.54%			4.18%			3.91%

Net interest spread - total company (2)			2.75%			2.68%			2.91%
Net interest margin - total company			3.18%			2.97%			3.12%

(1)	Net interest spread - portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio related debt.
(2)	Net interest spread - total company is the difference between the yield on our loan portfolio and the interest rates paid on our total debt.

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Second Quarter 2020 Earnings

Velocity Financial, Inc.

Adjusted Financial Metric Reconciliation to GAAP Net Income

(Unaudited)

"CORE" EARNINGS PER SHARE
	Quarter Ended
($ in thousands)	6/30/2020	3/31/2020

Net income	$2,141	$2,579
One-time Debt Amortization & Expenses	-	2,610
COVID-19 Impact	1,267	615
"Core" Earnings	$3,408	$5,804

"Core" EPS	$0.17	$0.29
Diluted weighted average common shares outstanding	$20,087	$20,087

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